Exhibit 99.1

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: May 31, 2005

Distribution Date Summary

		Initial	Begin	End	# days
Distribution Date				6/20/2005
Collection Period			5/1/2005	5/31/2005	31
Monthly Interest Period - Actual			5/20/2005	6/20/2005	31
Monthly Interest - Scheduled					30
Pool Balance		733,163,743.80	346,058,423.65	330,279,734.05	—

Monthly Distribution Summary

	Initial Balance	Beginning Balance	Principal Distribution	Ending Balance	Note Factor
Class A-1 Notes	149,000,000.00	—	—	—	—
Class A-2 Notes	245,000,000.00	—	—	—	—
Class A-3 Notes	151,000,000.00	150,563,239.41	15,467,737.57	135,095,501.84	0.8946722
Class A-4 Notes	160,670,000.00	160,670,000.00	—	160,670,000.00	1.0000000
Class B Notes	18,329,000.00	18,329,000.00	310,952.03	18,018,047.97	0.9830350

Total Securities	723,999,000.00	329,562,239.41	15,778,689.60	313,783,549.81	0.4334033

	Coupon Rate	Monthly Accrued Interest	Prior Interest Carryover	Total Interest Paid	Interest Shortfall
Class A-1 Notes	1.1000%	—	—	—	—
Class A-2 Notes	1.2900%	—	—	—	—
Class A-3 Notes	1.8200%	228,354.25	—	228,354.25	—
Class A-4 Notes	2.4300%	325,356.75	—	325,356.75	—
Class B Notes	2.1000%	32,075.75	—	32,075.75	—

Total Securities		585,786.75	—	585,786.75	—

Available Collections

Principal Payments Received					15,558,683.56
Interest Payments Received					1,824,140.69
Receivables Repurchased during collection period - Principal				—	—
Receivables Repurchased during collection period - Interest					—
Recoveries on Defaulted Receivables					39,247.11

Total Available Collections					17,422,071.36

Reserve Account Transfer Amount					—

Total Available Funds					17,422,071.36

Summary of Distributions

Payment of Servicing Fee:					288,382.02
Payment of Class A Interest Amount:					553,711.00
First Priority Principal Distribution Amount:					—
Payment of Class B Monthly Interest:					32,075.75
Regular Principal Distribution Amount:					15,778,689.60
Payment to the Reserve Account to Maintain Specified Reserve Balance:					—

Remaining Available Funds (To the Holder(s) of the Certificates)					769,212.99

Release of excess reserve					133,236.78

Total Funds Remitted (To the Holder(s) of the Certificates)					902,449.77

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: May 31, 2005

Calculation of Servicing Fee

Beginning Pool Balance		346,058,423.65
Multiplied By: Monthly Servicing Fee (1.0%/12)		0.08333%
Monthly Servicing Fee		288,382.02
Plus: Unpaid Servicing Fees from Prior Periods		—

Servicing Fees Due and Paid		288,382.02

Calculation of Class A Interest Amount Due

Class A-1 Note Interest Accrued		—
Class A-2 Note Interest Accrued		—
Class A-3 Note Interest Accrued		228,354.25
Class A-4 Note Interest Accrued		325,356.75
Total Class A Note Interest Accrued During Period		553,711.00
Plus: Interest Shortfalls from Prior Periods		—

Total Class A Note Interest Due		553,711.00

Calculation of Class A Interest Amount Paid

Available Collections After Servicing Fee		17,133,689.34
Available Collection Shortfall		—
Reserve Account Draw		—

Class A Interest Amount Paid		553,711.00

Class A Interest Shortfall Carryforward		—

Calculation of First Priority Principal Distribution Amount Due:

Beginning Class A Note Balance		311,233,239.41
Less: Ending Pool Balance		330,279,734.05

First Priority Principal Distribution Amount		—

Calculation of First Priority Principal Distribution Amount Paid:

Available Collections After Servicing Fee and Class A Interest		16,579,978.34
Available Collections Shortfall		—
Reserve Account Draw		—

First Priority Principal Distribution Amount Paid		—

Calculation of Class B Interest Amount Due

Class B Note Interest Accrued		32,075.75
Plus: Interest Shortfalls from Prior Periods		—

Total Class B Note Interest Due		32,075.75

Calculation of Class B Interest Amount Paid

Available Collections After Servicing Fee, Class A Interest and First Priority Principal		16,579,978.34
Available Collection Shortfall		—
Reserve Account Draw		—

Class B Interest Amount Paid		32,075.75

Class B Interest Shortfall Carryforward		0.00

Calculation of Regular Principal Distribution Amount:

Aggregate Beginning Outstanding Note Balance		329,562,239.41
Less:
Ending Pool Balance	330,279,734.05
Less: Target Overcollateralization Amount	(16,496,184.24)	313,783,549.81

Less: First Priority Principal Distribution Amount		—

Regular Principal Distribution Amount before Reserve Account Draw Amount		15,778,689.60

Available Funds, before Reserve Account Draw		16,547,902.59
Available Funds Shortfall Amount		—
Reserve Account Draw Amount		—

Regular Principal Distribution Amount Paid		15,778,689.60

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: May 31, 2005

Class A Principal Distribution Amount Due:

The Greater of:
(A) The Beginning Class A-1 Note Balance	—
(B) The Beginning Class A Note Balance minus the lesser of:	311,233,239.41
(i) the product of (x) the Ending Pool Balance and (y) 88.75% plus a% equivalent of a fraction equal to the Reserve Account (prior to deposits) divided by the Ending Pool Balance	295,765,501.84

15,467,737.57

(ii) the excess of (x) the Ending Pool Balance over (y) the Target Overcollateralization Amount	313,783,549.81

(2,550,310.40)

Class A Principal Distribution Amount	15,467,737.57

Class B Principal Distribution Amount Due:

The excess of (A) the sum of (i) the Ending Class A Note Balance and (ii) the Beginning Class B Note Balance over (B) the excess of (x) the Ending Pool Balance and (y) the Target Overcollateralization Amount	310,952.03

Class B Principal Distribution Amount	310,952.03

Principal Distribution Amount Paid:

Available Collections for Principal Distribution	16,547,902.59

(i) To the Class A Notes, sequentially:
(a) Class A-1 Notes	—
(a) Class A-2 Notes	—
(a) Class A-3 Notes	15,467,737.57
(a) Class A-4 Notes	—
(ii) To the Class B Notes	310,952.03
(iii) To the Certificateholder	769,212.99

Target Overcollateralization Amount

Lesser of:
(A) 2.25% of the Initial Pool Balance	16,496,184.24
(B) The greater of:
(i) 0.75% of the Initial Pool Balance less the Pre-Addition Reserve Balance	2,723,253.43
(ii) 11.25% of the Ending Pool Balance less the Pre-Addition Reserve Balance	34,514,232.21

Target Overcollateralization Amount	16,496,184.24

Overcollateralization Amount

Beginning Overcollateralization Amount	16,496,184.24
Target Overcollateralization Amount	16,496,184.24
Overcollateralization Excess/(Deficiency)	—
Overcollateralization Release Amount	—
Overcollateralization Increase Amount	—

Overcollateralization Amount	16,496,184.24

Reserve Account

Beginning Reserve Account Balance	2,768,467.39
Plus: Interest Accrued	7,007.26
Less: Reserve Account Draw	—
Reserve Account Balance Prior to Deposits	2,775,474.65

Specified Reserve Account Balance is Greater of:
(a) 0.80% of Ending Pool Balance	2,642,237.87
(b) 0.25% of the Initial Pool Balance	1,832,909.36
Reserve Account (Deficiency)/Excess	133,236.78
Deposit of Excess Available Funds	—
Release of excess reserve	133,236.78

Ending Reserve Account Balance	2,642,237.87

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: May 31, 2005

POOL STATISTICS

		Initial	Current
Collateral Pool Balance Data:
Net Pool Balance		733,163,743.80	330,279,734.05
Number of Current Contracts		41,825	28,381
Weighted Average Loan Rate		6.4000%	6.3374%
Weighted Average Remaining Term (months)		56.6	36.8

Net Loss Activity:

		Units	Principal Balance
Principal Losses for Current Collection Period		37	220,006.04
Less: Recoveries from Prior Months Charge offs			39,247.11
Net Principal Losses for Current Collection Period			180,758.93
Monthly Net Loss Rate (Annualized)			0.6268%
Beginning Net Principal Losses		664	4,961,482.02
Net Principal Losses for Current Collection Period		37	180,758.93
Cumulative Net Principal Losses		701	5,142,240.95
Cumulative Net Principal Loss Rate			0.7014%

Receivables for which related Financed Vehicle has been repossessed and not liquidated		18	302,548.93

Delinquencies Aging Profile - End of Period:

	Percentage $	Units	Outstanding Principal Balance
Current	90.86%	26,099	300,090,861.32
1 - 29 Days Delinquent	7.73%	1,947	25,539,259.14
30 - 59 Days Delinquent	0.87%	210	2,888,671.80
60 - 89 Days Delinquent	0.23%	58	748,885.36
90 - 119 Days Delinquent	0.15%	34	506,425.25
120-149 Days Delinquent	0.07%	17	240,884.98
150-179 Days Delinquent	0.04%	8	134,156.95
180+ Days Delinquent	0.04%	8	130,589.25

Total		28,381	330,279,734.05

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this 16th day of June, 2005.

JPMorgan Chase Bank, NA (formerly Bank One, NA) as Servicer

By:	/s/ Philip C. McNiel
Philip C. McNiel
Vice President